SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the registrant  [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement            [ ]  Confidential, for use of the
                                                 Commission only (as
                                                 permitted by Rule 14a-6(c)(2))
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                            KATY INDUSTRIES, INC.
             ----------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


                                     N/A
             ----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.


(1)  Title of each class of securities to which transaction applies:


(2)  Aggregate number of securities to which transactions applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:


(2)  Form, Schedule or Registration Statement No.:


(3)  Filing party:


(4)  Date filed:




                            KATY INDUSTRIES, INC.
          6300 S. Syracuse Way, Suite 300, Englewood, Colorado 80111
                               (303) 290-9300
          ----------------------------------------------------------


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  To Be Held

                               On May 19, 1998



To the Stockholders:

   The Annual Meeting of Stockholders of Katy Industries, Inc. will be held at The Metropolitan Club, 7800 E. Orchard Road, Greenwood Village, Colorado at 11:00 a.m. local time to consider and act upon the following matters:

     1. The election of eleven members of the Board of Directors to serve for a term of one year.

     2. The adoption of a long-term performance incentive plan to be known as the Katy Industries, Inc. 1997 Long-Term Incentive Plan (the "Incentive Plan"), which upon approval would become effective December 9, 1997 and will terminate ten years after its effective date.

     3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

   The Board of Directors has fixed April 3, 1998 as the record date for determining stockholders entitled to be notified of and to vote at the meeting.

   Whether or not you expect to attend the meeting, you are urged to read the proxy statement, sign and date the enclosed proxy card and return it promptly in the enclosed envelope.


                                       By Order of the Board of Directors


                                           /S/ Arthur R. Miller
                                           -----------------------
                                               Arthur R. Miller
                                                  Secretary

April 14, 1998



                                   THIS PAGE
                                 INTENTIONALLY
                                   LEFT BLANK



                             KATY INDUSTRIES, INC.
          6300 S. Syracuse Way, Suite 300, Englewood, Colorado 80111
                                (303) 290-9300

          ----------------------------------------------------------

                          PROXY STATEMENT RELATING TO
                        ANNUAL MEETING OF STOCKHOLDERS

                                  To Be Held
                               On May 19, 1998
                        ------------------------------


                                 INTRODUCTION


   This proxy statement is furnished in connection with the solicitation of proxies in the accompanying form by the Board of Directors of Katy Industries, Inc. ("Katy" or the "Company"), for the Annual Meeting of Stockholders to be held on May 19, 1998 (the "Annual Meeting"). This proxy statement and accompanying proxy card are being mailed to stockholders commencing on or about April 14, 1998. The Annual Report to Stockholders for the year ended December 31, 1997 (the "Annual Report"), which includes audited financial statements of Katy and its consolidated subsidiaries, accompanies this proxy statement.


                        PURPOSES OF THE ANNUAL MEETING

Election of Directors

   Stockholders entitled to vote will be asked to consider and vote on the election of eleven members of the Board of Directors to serve for a one-year term. See "Solicitation and Voting Information" and "Election of Directors."

Adoption of 1997 Long-Term Incentive Plan

   At the Annual Meeting, the Company's stockholders will be requested to consider and act upon a proposal to adopt a long-term performance incentive plan to be known as the Katy Industries, Inc. 1997 Long-Term Incentive Plan (the "Incentive Plan"). On December 9, 1997, the Board of Directors adopted the Incentive Plan, subject to approval by the Company's stockholders. The Incentive Plan will have an effective date of December 9, 1997 if approved by the Company's stockholders at the Annual Meeting and will terminate ten years after its effective date. The purpose of the Incentive Plan is to optimize the growth and profitability of the Company through incentives to employees which are consistent with the Company's goals and which link the personal interests of employees to those of the Company's stockholders. The Incentive Plan is further intended to provide flexibility to the Company in its ability to attract, motivate, and retain the services of employees and other individuals who make significant contributions to the Company's success, and to allow such persons to share in the success, of the Company.

   Set forth below is a summary of certain important features of the Incentive Plan. The summary is qualified in its entirety by reference to the full text of the Incentive Plan attached as Appendix I to this Proxy Statement.

Administration

   The Incentive Plan will be administered by the Board of Directors or a committee of the Board (Such committee, or the Board acting in such capacity, is hereinafter referred to as the "Committee"). Among other things, the Committee will have the authority to select officers, employees, and other key individuals who perform significant services for the Company to whom awards may be granted ("Participants"), to determine the type of award as well as the number of shares of the Company's Common Stock to be covered by each award, and to determine the terms and conditions of such awards. The Committee also will have the authority to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Incentive Plan as it deems advisable, to interpret the terms and provisions of the Incentive Plan and any awards issued thereunder, and to otherwise supervise the administration of the Incentive Plan. All decisions made by the Committee pursuant to the Incentive Plan will be final and binding.

Eligibility

   Officers, employees, and other key individuals who perform significant services for the Company designated by the Committee are eligible to be granted awards under the Incentive Plan.

Plan Features

   The Incentive Plan authorizes the issuance of up to 875,000 shares of the Company's Common Stock pursuant to the grant or exercise of stock options, including incentive stock options ("ISOs"), nonqualified stock options, stock appreciation rights ("SARs"), restricted stock, performance units or shares, and other incentive awards; provided, however, that a minimum of 375,000 shares must be granted in the form of SARs. In addition, the aggregate maximum number of shares of restricted stock which may be granted pursuant to the Incentive Plan shall be 250,000 shares. The maximum number of shares that may be granted in the form of stock options or SARs, pursuant to any award granted in one fiscal year to any one Participant shall be 250,000 respectively. Furthermore, the maximum aggregate grant with respect to awards of restricted stock granted in any one fiscal year to any one Participant shall be 100,000 shares. The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to awards of performance units, performance shares, cash bonus awards, or other incentive awards, shall not exceed the value of 100,000 shares. The Incentive Plan also authorizes the creation of a cash bonus award pool of $2,400,000.

   The shares of Common Stock subject to grant under the Incentive Plan are to be made available from authorized but unissued shares, from treasury shares, reacquired shares, or any combination thereof. Awards may be granted for such terms as the Committee may determine, except that the term of an option, or an SAR, may not exceed ten years from its date of grant. No awards outstanding on the termination date of the Incentive Plan shall be affected or impaired by such termination. Awards will not be transferable, except by will and the laws of descent and distribution. The Committee has broad authority to fix the terms and conditions of individual award agreements with Participants.

   As indicated above, several types of stock-based grants can be made under the Incentive Plan. A summary of these grants is set forth below, along with a brief description of cash bonus awards.

   Stock Options. The Incentive Plan authorizes the Committee to grant options to purchase the Company's Common Stock at an exercise price which cannot be less than 100 percent of the fair market value of such stock on the date of grant. The Incentive Plan permits optionees, with the approval of the Committee, to pay the exercise price of options in cash, stock, or a combination thereof, or by "cashless exercise" through a broker or the Company. The term of options shall be determined by the Committee but shall not be longer than ten years from the date of grant. The Committee will determine the conditions under which options will become exercisable and the extent to which they will be exercisable after the option holder's employment terminates. Generally, options will remain exercisable for not more than one year after the option holder's death or disability, not more than three years after the option holder's retirement, and not more than 30 business days after the option holder's employment terminates for any other reason. As noted above, options may be granted either as ISOs or nonqualified options. The principal difference between ISOs and nonqualified options is tax treatment. See "Federal Tax Information" below.

   SARs. The Incentive Plan authorizes the Committee to grant SARs in conjunction with all or part of any stock option granted under the Incentive Plan ("Tandem SARs"). In addition, SARs can be awarded separate from a grant of options. An SAR entitles the holder to receive upon exercise the excess of the fair market value of a share of Common Stock at the time of exercise over the grant price, which cannot be less than 100 percent of the fair market value of such stock on the date of grant. Such amount will be paid to the holder in stock (valued at its fair market value on the date of exercise), cash, or a combination thereof, as the Committee may determine. In the case of Tandem SARs, because an SAR is an alternative to an option, the option will be canceled to the extent that the SAR is exercised, and the SAR will be canceled to the extent the option is exercised.

   The Committee will determine the conditions under which SARs will become exercisable and the extent to which they will be exercisable after the SAR holder's employment terminates. Generally, SARs will remain exercisable for not more than one year after the SAR holder's death, disability, or termination without cause, not more than three years after the SAR holder's retirement, and not more than 30 business days after the SAR holder's employment terminates for any other reason.

   Restricted Stock. The Incentive Plan authorizes the Committee to grant restricted stock to Participants with such restriction periods as the Committee may designate. The Committee may also provide at the time of grant that restricted stock cannot vest unless specific performance goals are satisfied. The provisions of restricted stock awards (including any applicable performance goals) need not be the same with respect to each Participant. During the restriction period, the stock certificates evidencing restricted shares may be held by the Company. Restricted stock may not be sold, assigned, transferred, pledged, or otherwise encumbered. Restricted stock may be subject to forfeiture upon termination of employment, unless otherwise provided by the Committee in an individual award agreement. Other than restrictions on transfer and any other restrictions the Committee may impose, the Participant will have all the rights of a holder of Common Stock, including dividend and voting rights, that are the subject of the restricted stock award. The Company performance measures which may be used for purposes of grants of restricted stock may be chosen from among specified alternatives which include: return on assets, cash flow return on investment, earnings before income taxes, stock price appreciation, total stockholder return, and net earnings.

   Performance Units or Shares. The Incentive Plan authorizes the Committee to grant performance units or shares payable in cash or shares of the Company's Common Stock, conditioned upon continued service and/or the attainment of specific performance goals determined by the Committee during a performance period. A performance period consists of a period of consecutive fiscal years or portions thereof designated by the Committee over which performance goals must be met. At the conclusion of a particular performance period, the Committee will determine the number of performance units or shares granted to a Participant that have been earned and will deliver to such Participant (i) the number of shares of Common Stock equal to the number of performance units or shares determined by the Committee to have been earned; and/or (ii) cash equal to the fair market value of such units or shares. The Committee may, in its discretion, permit Participants to defer the receipt of performance units or shares, provided that the election to defer payment is made prior to the commencement of the applicable performance period. The Company performance measures which may be used for performance units or shares are the same as those described above for restricted stock awards. In the event the Participant's employment is terminated by reason of death, disability, or retirement during a performance period, the Participant shall receive a prorated payout of the performance share or unit determined by the Committee in its sole discretion.

   Cash Bonus Awards. The Incentive Plan authorizes the Committee to grant discretionary bonuses, payable in cash, conditioned upon the attainment of specific performance goals determined by the Committee during a performance period. The performance measures which may be used for such awards are the same as those described above for restricted stock awards.

   Other Incentive Awards. The Incentive Plan also authorizes the Committee, subject to the terms and provisions of the Incentive Plan, to grant other incentive awards upon such terms as determined by the Committee. Such awards shall specify applicable performance periods, performance goals, and such other provisions as the Committee shall determine. The performance measures to be used for such awards are the same as those described above for restricted stock awards.

Amendment and Discontinuance

   The Incentive Plan may be amended, altered, or discontinued by the Board of Directors, but no amendment, alteration, or discontinuance may be made that would adversely affect in any material way any award previously granted under the Incentive Plan without the written consent of the Participant.

   The Incentive Plan provides that in the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, spin-off or other distribution of stock or property, or any reorganization or partial or complete liquidation of the Company, the Committee may make such adjustment in the aggregate number and kind of shares reserved for issuance under the Incentive Plan, in the number, kind, and option or grant price of shares subject to outstanding stock options and SARs, and in the number and kind of shares subject to other outstanding awards granted under the Incentive Plan as may be determined to be appropriate by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. The Incentive Plan also provides that in the event of a Change in Control of the Company, as defined below, (i) any SARs and stock options outstanding as of the date of the Change in Control which are neither exercisable or vested will become fully exercisable and vested (The payment received upon the exercise of the SARs shall be equal to the excess of the fair market value of a share of the Company's Common Stock on the date of exercise over the grant date price multiplied by the number of SARs exercised); (ii) the restrictions applicable to restricted stock will lapse and such restricted stock will become free of all restrictions and fully vested; and (iii) all performance units or shares will be considered to be fully earned and any other restrictions will lapse, and such performance units or shares will be settled in cash or stock, as applicable, within 30 days following the effective date of the Change in Control. For purposes of subsection (iii), the payout of awards subject to performance goals will be a pro rata portion of all targeted award opportunities associated with such awards based on the number of complete and partial calendar months with the performance period which had elapsed as of the effective date of the Change in Control. The Committee will also have the authority, subject to the limitations set forth in the Incentive Plan, to make any modifications to awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

   For purposes of the Incentive Plan, "Change in Control" of the Company means, and shall be deemed to have occurred upon, any of the following events:
(a) any person (other than those persons in control of the Company as of the effective date of the Incentive Plan, a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities; or (b) during any period of two (2) consecutive years (not including any period prior to the effective date), the individuals who at the beginning of such period constitute the Board of Directors (and any new director, whose election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved), cease for any reason to constitute a majority thereof; or (c) the stockholders of the Company approve: (i) a plan of complete liquidation of the Company; or (ii) an agreement for the sale or disposition of all or substantially all the Company's assets; or (iii) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 50 percent of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

Federal Tax Information

   The following discussion is intended only as a brief summary of the federal income tax rules that are generally relevant to stock options, SARs, restricted stock, performance units or shares, and cash awards. The following discussion is based on federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time.

   Nonqualified Options and SARs. Upon the grant of a nonqualified option
(with or without an SAR), the optionee will not recognize any taxable income and the Company will not be entitled to a deduction. Upon the exercise of such an option or an SAR, the excess of the fair market value of the shares acquired on the exercise of the option over the option price (the "Spread"), or the consideration paid to the optionee upon exercise of the SAR, will constitute compensation taxable to the optionee as ordinary income. In determining the amount of the Spread or the amount of consideration paid to the optionee, the fair market value of the stock on the date of exercise is used. The Company, in computing its federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the optionee.

   ISOs. An optionee will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative minimum taxable income, and thereby may subject the optionee to the alternative minimum tax. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of the ISO with which to pay such tax. Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO after the later of (a) two years from the date of grant of the ISO or (b) one year after the exercise date (the "ISO Holding Period"), the optionee will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. The specific long-term capital gain rate which applies depends on how long the Participant holds the stock following its exercise. The Company is not entitled to any tax deduction by reason of the grant or by reason of a disposition of stock received upon exercise of an ISO if the ISO Holding Period is satisfied. If the ISO Holding Period is not met (i.e., the optionee makes a "disqualifying disposition"), the optionee will recognize compensation income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock, and the Company will be entitled to a deduction in the same amount. Any additional gain or loss recognized on a disqualifying disposition of the shares will be characterized as capital gain or loss.

  Restricted Stock. A Participant who is granted restricted stock may elect pursuant to Internal Revenue Code ("Code") Section 83(b) (a "Section 83(b) election") to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares of stock granted will be taxed as a capital gain (or loss) upon a subsequent sale of the shares. However, if the Participant does not make a Section 83(b) election, then the grant will be taxed as compensation income at the full fair market value on the date that the restrictions imposed on the shares expire. Unless a Participant makes a Section 83(b) election, any dividends paid on stock subject to the restrictions are compensation income to the Participant and compensation expense to the Company. Subject to applicable provisions of the Code and regulations thereunder, the Company will generally be entitled to an income tax deduction for any compensation income taxed to the Participant.

   Performance Units or Shares. A Participant who has been granted a performance unit or share will not realize taxable income until the applicable performance period expires and the Participant is in receipt of the stock subject to the award or an equivalent amount of cash, at which time the Participant will recognize ordinary income equal to the full fair market value of the shares delivered or the amount of cash paid. Subject to applicable provisions of the Code and regulations thereunder, at such time the Company generally will be allowed a corresponding tax deduction equal to the compensation taxable to the award recipient.

   Cash Awards. A Participant who is given a cash award will recognize taxable income at the earlier that the Participant receives the cash or is deemed to have constructively received it. The cash thus received will be ordinary income to the Participant. Subject to applicable provisions of the Code and regulations thereunder, at such time the Company generally will be allowed a corresponding tax deduction equal to the compensation taxable to the award recipient.

   Subject to the approval of the Incentive Plan by the Company's stockholders, during 1997 the Company granted the SARs set forth on the table below. At this time, no other information is available with respect to additional awards which may be granted under the Incentive Plan.


New Plan Benefits

1997 Long-Term Incentive Plan
-------------------------------------------------------------------------------
Name and Position                                         Number of SARs(1)(2)
-------------------------------------------------------------------------------

John R. Prann, Jr.                                                   89,457(3)
President and Chief Executive Officer                                71,565(4)


Glenn W. Turcotte                                                    44,728(3)
Executive Vice President and Chief Operating Officer                 35,783(4)


Arthur R. Miller                                                     44,728(3)
Executive Vice President, Corporate Development and General Counsel  35,783(4)


Stephen P. Nicholson                                                 12,780(3)
Vice President, Finance and Chief Financial Officer                  10,224(4)


Peter S. More                                                        12,780(3)
Group Vice President, Finance                                        10,224(4)

---------------------------------------

(1) SARs awarded pursuant to the Incentive Plan prior to the date hereof and which are specifically subject to stockholder approval of the Incentive Plan as provided herein.

(2) The exercise price of a SARs is 100% of the fair market value of a share of stock on the date of grant. All SARs which have met the performance goals below in footnote (3) or (4), as the case may be, will expire December 9, 2007.

(3) SARs which become exercisable at any time after the earliest that (a) up to and including July 22, 2001, the Company's average closing stock price over a 45 calendar day period has equaled or exceeded $39.125 per share; or (b) up to and including January 22, 2005, the Company's average closing stock price over a 45 calendar day period has equaled or exceeded $53.80 per share. In addition, in the event that goal (a) above is met, only 50% of the SARs thus vested will be immediately exercisable, with, 25% exercisable upon the first anniversary of the performance vesting date, and 25% exercisable upon the second anniversary of the performance vesting date.

(4) SARs which become exercisable at such time up to and including January 22, 2005 that the Company's average stock price over a 45 calendar year period has equaled or exceeded $53.80 per share.

-------------------------------------------------------------------------------


   In addition, a cash bonus pool of $2.4 million will be created subject to stockholder approval of the Incentive Plan. Payment of any bonuses from this pool is contingent upon the Participants meeting those performance conditions as may be set by the Committee in its discretion. At present, participation in this cash bonus pool has not been determined.

Other Business

   Deloitte & Touche LLP served as independent auditors of the Company for the calendar year ended December 31, 1997. On March 30, 1998, the Company dismissed Deloitte & Touche LLP with the approval of the Audit Committee of the Company's Board of Directors. Deloitte & Touche LLP has advised the Company that it will not have a representative present at the Annual Meeting to make a statement or to respond to questions.

   The Audit Committee of the Board of Directors has not yet made a recommendation to the Board of Directors with respect to the selection of independent certified public accountants for the calendar year ending December 31, 1998.

   Stockholders may also be asked to consider and act upon such other matters as may properly come before the meeting or any adjournment thereof. As of the date of this proxy statement, the Board of Directors is not aware of any other matters that will be presented for action at the Annual Meeting other than those matters described above.


                     SOLICITATION AND VOTING INFORMATION

Record Date; Outstanding Shares

   Stockholders of record at the close of business on April 3, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were outstanding and entitled to vote 8,280,169 shares of the Company's Common Stock, $1.00 par value per share (the "Common Stock").

Quorum and Voting

   The presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the Annual Meeting. Abstentions and "broker non-votes" will be treated as present in determining whether the quorum requirement is satisfied. A "broker non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal pursuant to discretionary authority or instructions from the beneficial owner, but does not vote on another proposal because the broker has not received instructions from the beneficial owner and does not have discretionary power.

   Each share of Common Stock is entitled to one vote on each matter to come before the Annual Meeting. With regard to the election of directors, votes may be cast in favor or withheld. Directors will be elected by a plurality of the shares present in person or by proxy and entitled to vote on the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or withholding authority) have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes.

   The other matters identified above which are to be voted upon by stockholders at the Annual Meeting require for approval the affirmative vote of the holders of a majority of the shares present and entitled to vote at the meeting, provided a quorum is present. With respect to such other matters, a stockholder may (i) vote "For" the matter, (ii) vote "Against" the matter or
(iii) "Abstain" from voting on the matter. A vote to abstain from voting on such matter has the same effect as a vote against such matter. Broker non-votes will be treated as shares which are not present and entitled to vote with respect to such matters, although they will be counted for purposes of determining a quorum as described above. Accordingly, broker non-votes will not be counted in determining the required number of votes cast with respect to a particular proposal and will have no effect on the outcome of the voting on such proposal.

Proxies

   All shares represented by effective proxies will be voted as specified therein, or if no direction is indicated, they will be voted "For" the election of directors nominated by the Board of Directors and "For" the proposal to adopt the Incentive Plan. A stockholder executing and returning a proxy has the power to revoke it by notice to the Secretary of the Company prior to the Annual Meeting, by executing and returning a proxy bearing a later date or by attending the Annual Meeting and voting in person.

   Expenses of soliciting proxies will be borne by the Company. Solicitation will be by mail except for any incidental solicitation by telephone, telegram and personal calls by directors, officers and regular employees of the Company. The Company will also reimburse brokers and certain other persons for their charges and expenses in forwarding proxy materials to beneficial owners.


                            ELECTION OF DIRECTORS

   Eleven directors are to be elected at the Annual Meeting, each to serve for a one year term ending at the time of the 1999 Annual Meeting or until their successors shall be duly elected and qualified. The persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the following eleven nominees: William F. Andrews, Amelia M. Carroll, Daniel B. Carroll, Wallace E. Carroll, Jr., Arthur R. Miller, William
H. Murphy, John R. Prann, Jr., Lutz R. Raettig, Charles W. Sahlman, Jacob Saliba and Glenn W. Turcotte. All of the nominees are currently directors of the Company. For information concerning these nominees for director, see "Information Concerning Directors and Executive Officers", "Security Ownership of Management" and "Security Ownership of Certain Beneficial Owners". All of the nominees have indicated their willingness to serve as directors.


   IT IS THE INTENTION OF THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY TO VOTE "FOR" THE ELECTION OF THE ELEVEN NOMINEES FOR DIRECTOR INDICATED ABOVE. IF ANY NOMINEE BECOMES UNAVAILABLE TO SERVE FOR ANY REASON, THE PROXY WILL BE VOTED FOR A PERSON OR PERSONS TO BE SELECTED BY THE BOARD OF DIRECTORS. PROXIES CANNOT BE VOTED FOR A NUMBER OF NOMINEES GREATER THAN THE ELEVEN PERSONS NOMINATED BY THE BOARD OF DIRECTORS.



              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

   The Board of Directors met seven times during 1997. Each director, other than Lutz R. Raettig, then in office attended at least 75% of those meetings and of the meetings of the committees of the Board of which he is a member.
The Company's By-laws provide for an Executive Committee to which the Board of Directors has assigned all powers delegable by law. The Executive Committee did not formally meet during 1997, but met informally throughout the year, held numerous telephone conferences at intervals between meetings of the full Board of Directors, and acted by unanimous consent without formal meetings. The Executive Committee presently consists of Wallace E. Carroll, Jr., Chairman, Arthur R. Miller, William H. Murphy, John R. Prann, Jr., Charles W. Sahlman and Jacob Saliba. The Board of Directors also has an Audit Committee and a Compensation Committee. The Audit Committee presently consists of William H. Murphy, Chairman, Charles W. Sahlman and William F. Andrews. This Committee met three times during 1997, met informally throughout the year, and held numerous telephone conferences during 1997. The Audit Committee reviews the results of the annual audit with the Company's independent auditors, reviews the scope and adequacy of the Company's internal auditing procedures and its system of internal controls, reviews the Company's financial statements, and reports its findings and recommendations to the Board of Directors. The Compensation Committee presently consists of Charles W. Sahlman, Chairman, William F. Andrews and William H. Murphy. This Committee, which reviews current and deferred compensation of all officers of the Company and for certain officers and key employees of its subsidiaries, held three meetings, met informally throughout the year, and held numerous telephone conferences during 1997. The entire Board of Directors considers and selects nominees for director and does not maintain a separate nominating committee. On January 17, 1996, Katy's Board of Directors adopted an advance notice bylaw provision requiring stockholder nominations of directors to be received by the Company not less than 50 days nor more than 90 days prior to the annual meeting. The Company received no such stockholder nominations for the 1998 Annual Meeting.




           INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

   The following table sets forth information as of April 3, 1998 with respect to those persons who are presently executive officers, directors or nominees for director of Katy. Each officer holds office until the next Annual Meeting of Stockholders:

                              Principal Occupation                   Period of
                                  and Business                        Service
                               Experience During         Other        as Katy
 Name                   Age   the Past Five Years    Directorships   Director
 ----                   ---   --------------------   -------------   ---------

 William F. Andrews      66   1995 to present:       Johnson          1991 to
                               Chairman of Schrader   Controls        present
                               Inc., a manufacturer  Navistar
                               of automotive and     Southern New
                               industrial valves      England Tele-
                              1995 to present:        communications
                               Chairman of Sewell     Corporation
                               Fasteners, a          Corrections Corp.
                               manufacturer of        of America
                               apparel and           Northwestern
                               industrial fasteners   Steel & Wire Co.
                              1993 to 1995:          Black Box Corp.
                               Chairman and CEO of   Dayton Superior
                               Amdura Corp. and       Corporation
                               Utica Corp.,
                               manufacturers of
                               metal shears, waste
                               balers, compactors,
                               and lifting equipment
                              1990 to 1993:
                               President and CEO of
                               UNR Industries, a
                               steel products firm

 Amelia M. Carroll       56   1991 to present:                        1996 to
                               Investor                               present

 Daniel B. Carroll       62   1985 to present:       ATP              1994 to
                               Vice President Sales   Manufacturing,  present
                               ATP Manufacturing,     LLC
                               LLC, a manufacturer   Newgrange, LLC
                               of molded poly-
                               urethane components

 Wallace E. Carroll, Jr. 60   1992 to present:                        1991 to
                               Chairman of CRL,                       present
                               Inc., a diversified
                               holding company

Arthur R. Miller        47   1997 to Present:       Schon & Cie, AG  1988 to
                               Executive Vice                         present
                               President, Corporate
                               Development and
                               General Counsel
                               of Katy
                              1988 to 1997:
                               Partner with Holleb
                               & Coff, attorneys
                               at law

 William H. Murphy       66   1992 to present:                        1979 to
                               Retired                                present
                              1988 to 1992:
                               President of Katy

 John R. Prann, Jr.      47   1993 to present:                        1994 to
                               President and Chief                    present
                               Executive Officer
                               of Katy
                              1992 to 1994:
                               President of CRL,
                               Inc., a diversified
                               holding company

 Lutz R. Raettig         55   1995 to present:       Schon & Cie, AG  1991 to
                               Chairman, Management                   present
                               Board, Morgan Stanley
                               Bank AG, Frankfurt,
                               Germany
                              1988 to 1995:
                               Various executive
                               positions with
                               Commerzbank, AG,
                               Frankfurt, Germany

 Charles W. Sahlman      71   1987 to present:                        1972 to
                               President, Bee Gee                     present
                               Holding Company, Inc.,
                               a holding company for
                               subsidiaries engaged
                               in the harvesting and
                               processing of seafood

 Jacob Saliba            84   1997 to present:       Schon & Cie, AG  1968 to
                               Chairman of the       Emerging Germany present
                               Board of Katy         Fund
                              1993 to present:
                               Retired
                              1988 to 1993:
                               Chairman of the
                               Board and Chief
                               Executive Officer of
                               Katy

 Glenn W. Turcotte       57   1998 to present:                        1995 to
                               Executive Vice                         present
                               President and Chief
                               Operating Officer
                               of Katy
                              1992 to present:
                               Executive Vice
                               President of Katy
                              1983 to present:
                               President of Glit
                               Division of Hallmark
                               Holdings, Inc., a
                               subsidiary of Katy


OTHER EXECUTIVE OFFICERS:

 Robert M. Baratta       68   1995 to present:
                               Executive Vice
                               President of Katy
                              1993 to 1995:
                               Vice President of Katy
                              1990 to present:
                               President of Katy
                               Seghers, Inc. and
                               Savannah Energy
                               Systems Company,
                               subsidiaries of Katy

 Michael G. Gordono, Jr. 58   1996 to present:
                               Group Vice President,
                               Finance of Katy
                              1993 to 1996:
                               Vice President of Katy
                              1987 to 1993:
                               President of Beehive, Inc.,
                               a former subsidiary of Katy

 Peter S. More           60   1996 to present:
                               Group Vice President,
                               Finance of Katy
                              1988 to 1996:
                               Vice President of Glit
                               Division of Hallmark
                               Holdings, Inc., a
                               subsidiary of Katy

 Stephen P. Nicholson    45   1996 to present:
                               Vice President, Finance
                               and Chief Financial
                               Officer of Katy
                              1996:
                               Treasurer and Chief
                               Financial Officer of
                               Katy
                              1994 to 1995:
                               Vice President and
                               Chief Financial
                               Officer of Gerrity Oil
                               and Gas Corp.
                              1979 to 1994:
                               Various financial
                               positions of Total
                               Petroleum (N.A.) Ltd.,
                               most recently, Vice
                               President and Treasurer



                       SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth, as of April 3, 1998, the number of shares of Common Stock of Katy beneficially owned by all directors individually, each of the named executive officers listed in the "Summary of Cash and Certain Other Compensation" table under the heading Executive Compensation and by all directors and executive officers as a group. Unless otherwise indicated, the nature of beneficial ownership is that of sole voting power and sole investment power.


                                       Amount and
                                       Nature of                     Percent
                                       Beneficial                      of
 Name                                  Ownership                      Class
 ----                                  ----------                    -------

 William F. Andrews                         9,500 (1)                    *

 Amelia M. Carroll                      3,142,987 (1)(2)(3)           38.0%

 Daniel B. Carroll                          9,500 (1)                    *

 Wallace E. Carroll, Jr.                3,151,671 (1)(2)(3)           38.1%

 Arthur R. Miller                       3,309,240 (2)(4)              40.0%

 William H. Murphy                         11,105 (1)                    *

 John R. Prann, Jr.                        78,147                        *

 Lutz R. Raettig                            9,505 (1)                    *

 Charles W. Sahlman                         9,500 (1)                    *

 Jacob Saliba                              12,147 (1)                    *

 Glenn W. Turcotte                         39,718                        *

 Robert M. Baratta                         25,240                        *

 Michael G. Gordono                        13,623                        *

 Peter S. More                             15,756                        *

 Stephen P. Nicholson                      12,992                        *

 All directors and
 executive officers of
 Katy as a group (15 persons)           3,923,561 (1)(2)              47.4%


 *  Indicates 1% or less

(1) Includes currently exercisable nonqualified stock options to acquire 6,000 (4,000 for Amelia M. Carroll) shares granted to each nonemployee director pursuant to the Katy Industries, Inc. Nonemployee Director Stock Option Plan.


(2) Includes shares deemed beneficially owned by Wallace E. Carroll Jr., Amelia
    M. Carroll, and Arthur R. Miller as a result of their position as trustees of certain trusts for the benefit of members of the Wallace E. Carroll family. (See Note 4 below and "Security Ownership of Certain Beneficial Owners".) Amounts shown for Amelia M. Carroll, Wallace E. Carroll, Jr., and Arthur R. Miller reflect multiple counting of shares where more than one of such persons is a trustee of a particular trust and is required to report beneficial ownership of shares held by such trust. Amounts shown for all directors and executive officers as a group do not, however, reflect multiple counting of such shares.

(3) See notes (2) and (3) under "Security Ownership of Certain Beneficial Owners" for information concerning the beneficial ownership of shares by Wallace E. Carroll, Jr. and Amelia M. Carroll, respectively.

(4) Arthur R. Miller holds 22,554 shares directly and options to acquire 15,625 shares exercisable within 60 days. Mr. Miller is a trustee of trusts for the benefit of Wallace E. Carroll, Jr. and his descendants holding 710,647 shares in the aggregate. Certain of such trusts are stockholders of CRL, Inc. and may be deemed to beneficially own 2,073,436 shares held by CRL, Inc. Mr. Miller is also a trustee of trusts for the benefit of Denis H. Carroll and his descendants holding 424,921 shares in the aggregate. Mr. Miller is also a trustee of trusts for the benefit of Lelia Carroll and her descendants holding 60,000 shares in the aggregate. Mr. Miller is a co-trustee of The Holden Foundation which holds 2,057 shares. Mr. Miller disclaims beneficial ownership of all shares beneficially owned by the trusts and foundation described above.



               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following table and notes set forth as of April 3, 1998, certain information regarding the beneficial ownership of those persons or entities, including certain members of the family of Wallace E. Carroll, former Chairman of the Board of Katy, since deceased (the "Carroll Family"), and related persons and entities, who are known to be the beneficial owners of more than five percent (5%) of the Common Stock of Katy. Reference should be made to the notes below for a description of the nature of the beneficial ownership reported in the table below.

                                   Amount and Nature                 Percent
 Name and Address                    of Beneficial                     of
 Of Beneficial Owner                   Ownership         Notes        Class
 -------------------               -----------------     -----       -------

 Wallace E. Carroll, Jr. and
 the WEC Jr. Trusts
 c/o CRL, Inc.
 6300 S. Syracuse Way, Suite 300
 Englewood, CO  80111                  3,151,671         (1)(2)        38.1%

 Amelia M. Carroll and the
 WEC Jr. Trusts
 c/o CRL, Inc.
 6300 S. Syracuse Way, Suite 300
 Englewood, CO 80111                   3,142,987         (1)(3)        38.0%

 Denis H. Carroll and
 the DHC Trusts
 c/o CRL Industries, Inc.
 2345 Waukegan Road,
 Suite S-200
 Bannockburn, IL 60015                   455,952         (1)(4)         5.5%

 Dimensional Fund Advisors, Inc.
 1299 Ocean Avenue
 11th Floor
 Santa Monica, CA 90401                  513,300         (5)            6.2%

 Gabelli Funds, Inc.
 One Corporate Center
 Rye, NY  10580-1434                   1,541,700         (6)           18.6%


(1) Wallace E. Carroll, Jr., Denis H. Carroll, Barry J. Carroll and Lelia Carroll are the four children of Wallace E. Carroll and Lelia H. Carroll. Wallace E. Carroll, Jr. is a director of Katy. Daniel B. Carroll, who is also a director of Katy, is the first cousin of each of the four children of Wallace E. Carroll and Lelia H. Carroll. Amelia M. Carroll is a Director of Katy and the spouse of Wallace E. Carroll, Jr. In February 1996, members of the Carroll Family completed a reorganization of their jointly held family assets. The reorganization resulted in, among other things, the individual reallocation of Katy shares formerly jointly held by members of the Carroll Family. The amounts shown above for members of the Carroll Family give effect to the reorganization. The amounts shown above, except for Wallace E. Carroll, Jr. and Amelia M. Carroll who are spouses, do not reflect any multiple counting of shares.

(2) Wallace E. Carroll, Jr. directly holds 315,444 shares and options to acquire 6,000 shares. Wallace E. Carroll, Jr. is a trustee of trusts for his benefit and his descendants (the "WEC Jr. Trusts") which collectively hold 710,647 shares. Wallace E. Carroll, Jr. and certain of the WEC Jr. Trusts own all of the outstanding shares of CRL, Inc. which holds 2,073,436 Katy shares. Wallace E. Carroll, Jr. also is a trustee of the Wallace Foundation which holds 32,910 shares. Shares reported as beneficially owned by Wallace E. Carroll, Jr. also include 9,234 shares and options to acquire 4,000 shares directly owned by Mr. Carroll's wife, Amelia M. Carroll.

(3) Amelia M. Carroll directly holds 9,234 shares and options to acquire 4,000 shares. Amelia M. Carroll is a trustee under the WEC Jr. Trusts. Wallace
    E. Carroll, Jr. and certain of the WEC Jr. Trusts own all of the outstanding shares of CRL, Inc. which holds 2,073,436 shares. Amelia M. Carroll is also trustee of trusts for the benefit of Lelia Carroll and her descendants holding 26,000 shares in the aggregate. Shares reported as beneficially owned by Amelia M. Carroll also include 315,444 shares and options to acquire 6,000 shares directly owned by Wallace E. Carroll, Jr.

(4) Denis H. Carroll holds 7,898 shares directly. Denis H. Carroll is a trustee of trusts for his benefit and his descendants (the "DHC Trusts") which collectively hold 424,921 shares. Denis H. Carroll is also the general partner of the DHC Partnership Ltd., which holds 21,076 shares and is a trustee of The Holden Foundation which holds 2,057 shares.

(5) Information obtained from Schedule 13G filed by Dimensional Fund Advisors, Inc. For the calendar year 1997. All shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager.

(6) Beneficial ownership is as reported on Schedule 13D dated June 24, 1997 filed by the Gabelli Funds, Inc. and related parties, modified by activity through April 3, 1998.



Compliance with Section 16

    Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires Katy's directors, executive officers and persons who beneficially own greater than 10% of Katy's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"), and copies of such reports with the New York Stock Exchange and Katy. Based solely upon its review of copies of the Section 16 reports, the Company believes that during its fiscal year ended December 31, 1997, all of its directors, executive officers and greater than 10% beneficial owners were in compliance with their Section 16 filing requirements.


                            EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

   The following table shows, for the years ending December 31, 1997, 1996 and 1995, the cash compensation paid by Katy and its subsidiaries, as well as certain other compensation paid or accrued for those years, to Katy's current Chief Executive Officer and the four other most highly compensated executive officers (the "Named Executive Officers").


                                                   Other        Restricted   Securities
 Name and                                          Annual          Stock      Underlying
 Principal Position     Year   Salary  Bonus(a) Compensation(b)    Award       Options
 ------------------     ----   ------  -----    ------------     ----------   ----------

 John R. Prann, Jr.     1997 $360,000  $231,300    $53,680        $51,188           -
  President and Chief   1996  315,000   274,050     38,887             -        42,000
  Executive Officer     1995  275,400   165,000     31,012             -        43,000

 Glenn W. Turcotte      1997  290,000   149,060     40,789         27,422           -
  Executive Vice        1996  240,000   167,040     32,159             -        22,500
  President and Chief   1995  215,000   103,200     20,850             -        23,000
  Operating Officer

 Robert M. Baratta      1997  235,000   105,691     40,506         20,109           -
  Executive Vice        1996  200,000   121,800     40,678             -        16,500
  President             1995  175,000    73,500     22,296             -        15,000

 Stephen P. Nicholson   1997  160,000    71,960     24,724         11,876           -
  Vice President,       1996  118,820    72,361     25,908             -         9,750
  Finance and Chief
  Financial Officer

 Peter S. More          1997  142,500    54,934     22,793         11,876           -
  Group Vice            1996  112,000    58,464     37,958             -         9,750
  President, Finance    1995  106,000    12,428      5,448             -         6,500


(a) Bonus for 1997 and 1996 for the Named Executive Officers were paid 75% in cash and 25% in Common Stock. The Common Stock portion of the bonuses was based on the average stock price ($18.50) on February 17, 1998 and ($13.6875) on February 20, 1997, respectively. Under this arrangement, the following shares of Common Stock were granted in lieu of cash for 1997 and 1996: John R. Prann, Jr., 3,125 and 5,005 shares, respectively; Glenn W. Turcotte, 2,014 and 3,050 shares, respectively; Robert M. Baratta, 1,428 and 2,224 shares, respectively; Stephen P. Nicholson, 972 and 1,321 shares, respectively; and Peter S. More, 742 and 1,067 shares, respectively.

(b) Included in 1997, 1996 and 1995 is the dollar value set aside for the Katy Industries, Inc. Supplemental Retirement and Deferral Plan. For Robert M. Baratta, Stephen P. Nicholson, and Peter S. More, the year 1996 also includes the dollar value of the difference between the price paid for shares of Common Stock pursuant to the Katy Industries, Inc. 1994 Key Employee and Director Stock Purchase Plan and the fair market value of such shares on the date of purchase. Also included in 1997, 1996 and 1995 is non-cash compensation consisting of personal use of corporate automobiles, club dues and medical expenses. To the extent used, such benefits are treated as additional wages for withholding and income tax purposes.


Option Grants Table

   There were no individual grants of stock options during 1997 to the Named Executive Officers.

Restricted Stock Grant Table

   The following table sets forth information concerning individual grants of restricted stock during 1997 to the Named Executive Officers.


                                        % of Total     Potential Realized
                                        Securities      Value at assumed
                       Number of        Granted to    Annual Rates of Stock
                      Securities        Employees       Price Appreciation
 Name                  Granted (1)   in Fiscal Year Through January 2, 2000(2)
 ----                 ----------     -------------- -----------------------
                                                          5%        10%
                                                          ---       ---
 John R. Prann, Jr.     14,000            38.1%        $275,655  $286,870

 Glenn W. Turcotte       7,500            20.4          147,672   153,680

 Robert M. Baratta       5,500            14.9          108,293   112,699

 Stephen P. Nicholson    3,250             8.8           63,994    66,598

 Peter S. More           3,250             8.8           63,994    66,598


(1) Restricted shares granted vest 25% per year commencing on the date of grant.

(2) Stock which vested on January 2, 1997 and January 2, 1998 is valued at $14.625 and $20.34375 per share, respectively. Stock which vests January 2, 1999 and January 2, 2000 is valued at assumed annual rates of stock price appreciation of 5% and 10%.




   The following table sets forth the value of in-the-money options at year end. No options have been exercised as of December 31, 1997.

                  Aggregate Fiscal Year-End Option Values
                  ---------------------------------------
                                  Number of
                                 Securities                 Value of
                                 Underlying               In-the-Money
                                 Options at                Options at
                                  Year End                  Year End
                           ---------------------------------------------------

                           Exercisable Unexercisable Exercisable Unexercisable
                           ----------- ------------- ----------- -------------
 Name
 ----

 John R. Prann, Jr.            32,000      53,000      $320,255    $471,140

 Glenn W. Turcotte             17,125      28,375       171,353     252,184

 Robert M. Baratta             11,625      19,875       114,576     173,852

 Stephen P. Nicholson           2,438       7,312        17,513      52,540

 Peter S. More                  5,687      10,563        53,670      88,697


Supplemental Retirement and Deferral Plan

   On April 21, 1995, the Board of Directors approved the Katy Industries,
Inc. Supplemental Retirement and Deferral Plan (the "Supplemental Plan").
Among other things, the Supplemental Plan allocated among select participants a portion of a $2,500,000 retirement accrual recorded on the books of the Company. The allocation was completed considering past service, salary at December 31, 1994 and prior retirement benefits, with a stated minimum dollar amount allocated to each participant. These prior service allocations earn interest at a rate of 4% per year. In addition to the above, the Supplemental Plan includes profit sharing, bonus and salary deferrals. The balances will be paid out on the later of the participant's retirement or upon reaching age sixty-two (62). At such time, the amount allocated to a participant will be paid out in five (5) relatively equal annual installments. The entire allocation is subject to a lump sum payout upon a participant's death or permanent disability. Amounts included in the Supplemental Plan for each of the Named Executive Officers as of December 31, 1997 are as follows: John R. Prann, Jr., $171,027; Glenn W. Turcotte, $553,471; Robert M. Baratta, $366,325; Stephen Nicholson, $18,286; and Peter S. More, $117,988.

Severance Agreements

   On January 17, 1996, the Board of Directors adopted and approved a compensation and benefits assurance program for six of Katy's key officers.
The program became effective January 1, 1996 and generally provides for certain severance benefits following an involuntary termination without cause that occurs within two years following a "Change in Control" of the Company or following a deemed constructive termination that occurs within two years following a "Change in Control" of the Company. A "Change in Control" is defined as follows: (i) if any person (other than those persons in control on the effective date) becomes the beneficial owner of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding shares; (ii) if during any period of two consecutive years, individuals who, at the beginning of such period constitute the Board, cease to constitute a majority thereof; or (iii) if the stockholders of the Company approve (a) a plan of liquidation of the Company, (b) an agreement for the sale or disposition of substantially all of the Company's assets, or (c) a merger, consolidation, or reorganization of the Company. Severance benefits payable include either three years base salary in the case of Tier I participants (John
R. Prann, Jr., Glenn W. Turcotte, Arthur R. Miller, and Robert M. Baratta) or two years base salary in the case of Tier II participants (Michael G. Gordono, Peter S. More, and Stephen P. Nicholson). Severance benefits also include a lump sum payment of annual bonuses, continuation of health care benefits, three years matching contributions under the Company's 401(k) savings plan (two years in the case of Tier II participants), advancement of legal fees incurred in enforcing rights under the program, out-placement assistance and a "gross-up" payment for any excise tax payments due by the officer as a result of receipt of the forgoing severance benefits.

Compensation of Directors

   For 1997, Directors who were not employees of Katy or its subsidiaries received an annual retainer of $9,000, an option to acquire 2,000 shares of Katy Common Stock, and a stock grant of 500 shares of Katy Common Stock per annum for service on the Board of Directors and up to $2,000 for attendance at each meeting of the Board or a committee thereof. For 1998, Directors will receive an annual retainer of $9,000, an option to acquire 2,000 shares of Katy Common Stock, and a stock grant of 500 shares of Katy Common Stock per annum and up to $2,000 for attendance at each meeting. Directors who are officers are not separately compensated as directors.

   On April 21, 1995, the Board of Directors adopted the Directors' Deferred Compensation Plan effective June 1, 1995 (the "Directors' Deferred Compensation Plan"). Pursuant to the Directors' Deferred Compensation Plan all directors' fees, retainers and other compensation paid for services as a director may be deferred until the respective director's attainment of age 62 or termination of service as a director for any reason, whichever is later. Deferred amounts may be invested in one or more investment alternatives offered by the Company. Distributions of deferred amounts may be made at the election of the director in lump sum or in five annual installments. Each director is given a thirty
(30) day period prior to the beginning of a plan year during which an election must be made to participate in the Directors' Deferred Compensation Plan.

   Under the Katy Industries, Inc. Nonemployee Director Stock Option Plan (the "Directors' Stock Option Plan"), each individual who was a nonemployee director on May 20, 1997, other than Arthur R. Miller, received an option to purchase 2,000 shares of the Company's Common Stock at a price of $16.13 per share. Under the terms of the Directors' Stock Option Plan, each nonemployee director receives an annual grant of an option to acquire 2,000 shares on the date immediately following the annual meeting. The exercise price is the fair market value on the date of grant. These options are exercisable at any time during a ten year period from the date of grant.


  BOARD OF DIRECTORS' COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The Compensation Committee of the Board of Directors (the "Compensation Committee") presents the following report on executive compensation:

   The Compensation Committee presently consists of Charles W. Sahlman, Chairman, William F. Andrews and William H. Murphy. The Compensation Committee makes decisions on executive officer compensation and reports its decisions to the Board of Directors. The Compensation Committee also seeks approval of the Board of Directors on all aspects of compensation for the Chief Executive Officer ("CEO").


Compensation Philosophy

   The goals of the Company's compensation program are to align the economic interest of executive officers with those of stockholders, including Company financial objectives and market performance. The Compensation Committee seeks to adjust compensation levels, through competitive base salaries and bonus payments, based on individual and Company performance. The Compensation Committee reviews the executive compensation program annually in view of the Company's annual strategic and financial objectives and performance.


Compensation Program Components

   Annual compensation for the Company's CEO and executive officers, including the Named Executive Officers consists of two primary elements, base salary and annual cash bonuses. Salary and bonus levels reflect job responsibility, seniority, Compensation Committee judgments of individual effort and performance and the Company's financial and market performance, in light of the competitive environment in which the Company operates.

   Annual cash compensation is also influenced by the compensation practices of comparable companies so that the Company remains reasonably competitive in the market. While competitive pay practices are viewed as important, the Compensation Committee believes that the most important considerations in setting annual compensation are individual merit and the Company's financial and market performance. In considering the Company's financial and market performance, the Compensation Committee reviews, among other things, net income, cash flow, working capital and revenues of the Company and share price performance relative to comparable companies and historical performance.

   In late 1994, the Company engaged an independent consulting firm to advise the Company on executive compensation issues. Based in part upon recommendations of the consultant, in April 1995, the Compensation Committee approved, and the Board of Directors thereafter approved and adopted, three new programs of compensation for key management. These programs include an Annual Bonus Plan, a Long-Term Incentive Plan and a Supplemental Retirement and Deferral Plan.

   The Annual Bonus Plan, which was effective as of January 1, 1995, establishes target bonus opportunities stated as a percentage of annual base salary for recommended key employees each year, including the CEO and the Named Executive Officers. If 100% of pre-established performance goals are met, the target bonus opportunity will be achieved by the employee. A higher or lower bonus can be earned if performance exceeds or falls short of targeted levels. The performance goals for 1998 are based on two financial measures for each division and for corporate: operating income (with a 60% weighting) and cash flow (with a 40% weighting).

   The Long-Term Incentive Plan allows the Compensation Committee to provide equity-based compensation (including stock options, restricted stock awards and stock appreciation rights) as a third element of the Company's annual compensation program. The Compensation Committee believes the Long-Term Incentive Plan enables the Company to more closely align management compensation with stockholder interests.

   The Supplemental Plan, among other things, allows participants to voluntarily defer up to 100% of their annual bonus and up to 50% of their base salary until retirement or employment termination. The Supplemental Plan allows the Company to make a profit sharing allocation to all accounts of participants in an aggregate amount equal to two percent (2%) of adjusted pre-tax income, as determined by the Compensation Committee. Voluntary deferrals and profit sharing allocations are invested at the election of the employee in four investment alternatives offered by the Company.

Chief Executive Officer Compensation

   John R. Prann, Jr. became President in April 1993 and CEO in December 1993. Mr. Prann's salary and bonus for 1997 were based upon his experience and qualifications, responsibilities, individual effort and performance and the Company's performance. Mr. Prann's 1997 bonus was paid pursuant to the terms of the Annual Bonus Plan as described above.


Summary

   The Compensation Committee believes that the total compensation program for executive officers of the Company is appropriately related to individual performance and Katy's performance, including financial results of Katy and stockholder value. The Compensation Committee monitors the executive compensation of comparable companies and believes Katy's compensation program is competitive and provides appropriate incentives for Katy's executive officers to work towards continued improvement in Katy's overall performance.

   Compensation Committee of the Board of Directors:

                     Charles W. Sahlman, Chairman
                     William F. Andrews
                     William H. Murphy


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The following is a description of certain relationships that exist with regard to certain members of the Compensation Committee and certain of Katy's executive officers who also serve or served as executive officers of, or transacted business with, Katy, its subsidiaries or certain related entities.

   The current members of the Compensation Committee are Charles W. Sahlman, William F. Andrews and William H. Murphy.

   During 1997, Charles W. Sahlman served as President of Bee Gee Holdings, Inc. ("Bee Gee") (a 39% owned Katy subsidiary). Mr. Sahlman is also a former Executive Vice President of Katy.

   William H. Murphy was President, Chief Operating Officer and Chief Financial Officer of Katy through the year ended December 31, 1992.

   John R. Prann, Jr., Katy's President and CEO, served as President of CRL, Inc., which is wholly owned by Wallace E. Carroll, Jr. and the WEC Jr. Trusts, until December 31, 1994 and as director of CRL until January 31, 1995. Wallace
E. Carroll, Jr., a director of Katy, also serves as Chairman and Vice President of CRL.

                        STOCK PRICE PERFORMANCE GRAPH

   The graph below compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the Russell 2000 and the cumulative total return of the S&P Manufacturing Diversified for the fiscal years ending December 31, 1992 through 1997. The graph below assumes $100 invested on December 31, 1992.


Comparison Of 5-Year Cumulative Total Return



                                  1992   1993   1994   1995   1996   1997
                                  ----   ----   ----   ----   ----   ----

Katy Industries, Inc.              100    127     97    109    175    250

Russell 2000                       100    119    117    150    175    214

S&P Manufacturing Diversified      100    121    126    177    244    290




               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Arthur R. Miller, Executive Vice President, Corporate Development, General Counsel and director of Katy, was a partner in the Chicago law firm of Holleb
& Coff until December 31, 1997. Holleb & Coff acted as counsel to Katy and its subsidiaries during 1997. Arthur R. Miller, effective December 31, 1997, was hired by Katy as Executive Vice President, Corporate Development and General Counsel. During 1997, Katy paid $1,304,952 in legal fees to Holleb & Coff which included fees for Mr. Miller's service as general counsel.

   John R. Prann, Jr., the Company's President and CEO is a participant in the Katy Industries, Inc. 1994 Key Employee and Director Stock Purchase Plan. Pursuant to the terms of such plan, Mr. Prann obtained a loan from the Company in the amount of $97,050 in connection with his purchase of shares of the Company's Common Stock under the plan in September 1994. Such loan bears interest at the applicable federal short-term rate, payable semi-annually and adjusted semi-annually.


                             INDEPENDENT AUDITORS

   Deloitte & Touche LLP served as independent auditors of the Company for the calendar year ended December 31, 1997. On March 30, 1998, the Company dismissed Deloitte & Touche LLP as the Company's independent auditors. That decision was approved by the Audit Committee of the Company's Board of Directors. Deloitte & Touche LLP has advised the Company that it will not have a representative present at the annual meeting to make a statement or to respond to questions. The Audit Committee of the Board of Directors has not yet made a recommendation to the Board of Directors with respect to the selection of independent certified public accountants for the calendar year ending December 31, 1998.

   Deloitte & Touche LLP's reports on the consolidated financial statements for the Company's fiscal years ended December 31, 1997, and December 31, 1996, did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

   Deloitte & Touche LLP has advised the Company that a disagreement occurred between the Company's management and Deloitte & Touche LLP in connection with the 1997 audit. During the 1997 audit, Deloitte & Touche LLP had a disagreement over the accounting for and presentation of the Company's Divestiture and Reorganization Plan that was approved by the Company's Board of Directors on December 31, 1997, and announced on January 5, 1998. The disagreement was resolved to the satisfaction of Deloitte & Touche LLP during the December 31, 1997 audit of the consolidated financial statements. The Audit Committee of the Board of Directors discussed the disagreement with Deloitte & Touche LLP. Although the Company has not yet appointed a successor public accountant, the Company has authorized Deloitte & Touche LLP to respond fully to any inquiries concerning the foregoing by the successor public accountant, once appointed.


                                OTHER MATTERS

   As of the date of this proxy statement, the Board of Directors does not know of any matters to be presented to the meeting other than the election of directors and the ratification of the Incentive Plan. However, if other matters come before the meeting, it is the intention of the persons named on the accompanying proxy to vote on such matters in accordance with their best judgment. On January 17, 1996, Katy's Board of Directors adopted an advance notice bylaw provision requiring that stockholder proposals to be made at any annual meeting be received by the Company not less than 50 days nor more than 90 days prior to the annual meeting. No such stockholder proposals were received for the 1998 Annual Meeting.


              PROPOSALS OF STOCKHOLDERS FOR 1999 ANNUAL MEETING

   Proposals which stockholders intend to present for inclusion in the Proxy Statement for the 1999 Annual Meeting of Stockholders must be received by the Secretary of the Company at its executive offices, 6300 S. Syracuse Way, Suite 300, Englewood, Colorado 80111, not less than 50 days nor more than 90 days prior to the 1999 Annual Meeting to be considered for inclusion in the proxy materials for the 1999 Annual Meeting.


                                            By Order of the Board of Directors
                                            KATY INDUSTRIES, INC.



                                        /S/ Arthur R. Miller
                                        -----------------------
                                            Arthur R. Miller
                                               Secretary

April 14, 1998





                                  EXHIBIT A



                             1997 Long-Term Incentive Plan
                             Katy Industries, Inc.
                             (Effective December 9, 1997)



Contents

-----------------------------------------------------------------------------

Article 1. Establishment, Objectives, and Duration                      21

Article 2. Definitions                                                  21

Article 3. Administration                                               24

Article 4. Shares Subject to the Plan and Maximum Awards                24

Article 5. Eligibility and Participation                                25

Article 6. Stock Options                                                25

Article 7. Stock Appreciation Rights                                    26

Article 8. Restricted Stock                                             27

Article 9. Performance Units and Performance Shares                     28

Article 10. Cash Bonus Awards                                           29

Article 11. Other Incentive Awards                                      29

Article 12. Performance Measures                                        30

Article 13. Beneficiary Designation                                     30

Article 14. Deferrals                                                   30

Article 15. Rights of Employees                                         30

Article 16. Change in Control                                           31

Article 17. Amendment, Modification, and Termination                    31

Article 18. Withholding                                                 32

Article 19. Financial Assistance                                        32

Article 20. Indemnification                                             32

Article 21. Successors                                                  32

Article 22. Legal Construction                                          32




KATY INDUSTRIES, INC.
1997 Long-Term Incentive Plan


Article 1. Establishment, Objectives, and Duration

   1.1 Establishment of the Plan. Katy Industries, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Katy Industries, Inc. 1997 Long-Term Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units, Cash Bonus Awards, and Other Incentive Awards.

   Subject to approval by the Company's stockholders, the Plan shall be effective as of December 9, 1997 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

   1.2 Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

   The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

   1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 17 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan' provisions. However, in no event may an Award be granted under the Plan on or after December 9, 2007.

Article 2. Definitions

   Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

   2.1 "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units, Cash Bonus Awards, or Other Incentive Awards.

   2.2 "Award Agreement" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

   2.3 "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

   2.4 "Board" or "Board of Directors" means the Board of Directors of the Company.

   2.5 "Cash Bonus Awards" means cash bonuses granted pursuant to Article 10 herein.

   2.6 "Change in Control" of the Company means, and shall be deemed to have occurred upon, any of the following events:

        (a) Any Person (other than those Persons in control of the Company as of the Effective Date, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities; or

        (b) During any period of two (2) consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new Director, whose election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved), cease for any reason to constitute a majority thereof; or

        (c) The stockholders of the Company approve: (i) a plan of complete liquidation of the Company; or (ii) an agreement for the sale or disposition of all or substantially all the Company's assets; or (iii) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

              However, in no event shall a "Change in Control" be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change-in-Control transaction. A Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than one percent (1%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors).

   2.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

   2.8 "Committee" means the Compensation Committee of the Board, as specified in Article 3 herein.

   2.9 "Company" means Katy Industries, Inc., a Delaware corporation, and, subject to the Committee's discretion, where the context so indicates, the Company's Subsidiaries, as well as any successor to any of such entities as provided in Article 21 herein.

   2.10 "Director" means any individual who is a member of the Board of Directors of the Company.

   2.11 "Disability" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan.

   2.12 "Effective Date" shall have the meaning ascribed to such term in
        Section 1.1 hereof.

   2.13 "Employee" means any nonunion employee of the Company. Nonemployee Directors shall not be considered Employees under this Plan unless specifically designated otherwise.

   2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

   2.15 "Fair Market Value" shall be determined on the basis of the closing sale price on the principal securities exchange on which the Shares are publicly traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

   2.16 "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

   2.17 "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

   2.18 "Insider" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under
        Section 16 of the Exchange Act.

   2.19 "Named Executive Officer" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees", as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

   2.20 "Nonemployee Director" means an individual who is a member of the Board of Directors of the Company but who is not an Employee of the Company.

   2.21 "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

   2.22 "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

   2.23 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

   2.24 "Other Incentive Award" means an award granted pursuant to Article 11 hereof.

   2.25 "Participant" means any individual designated as a participant in the Plan by the Committee in accordance with Section 5.1 and who has an outstanding Award granted under the Plan.

   2.26 "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

   2.27 "Performance Period" means the time period during which performance goals must be achieved with respect to an Award, as determined by the Committee.

   2.28 "Performance Share" means an Award granted to a Participant, as described in Article 9 herein.

   2.29 "Performance Unit" means an Award granted to a Participant, as described in Article 9 herein.

   2.30 "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

   2.31 "Person" shall have the meaning ascribed to such term in
        Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

   2.32 "Restricted Stock" means an Award granted to a Participant pursuant to Article 8 herein.

   2.33 "Retirement" means a voluntary termination of employment after age fifty-five.

   2.34 "Shares" means the shares of Common Stock, par value $1.00 per share, of the Company.

   2.35 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

   2.36 "Subsidiary" means any corporation, partnership, joint venture, affiliate, or other entity in which the Company has a majority voting interest, and which the Committee designates as a participating entity in the Plan.

   2.37 "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).


Article 3. Administration

   3.1 The Committee. The Plan shall be administered by the Board, or by any committee appointed by the Board. The Board may delegate to the Committee any or all of the administration of the Plan. To the extent that the Board has delegated to the Committee any authority and responsibility under the Plan, all applicable references to the Board in the Plan shall be to the Committee. To the extent that the Board has not delegated to the Committee any authority and responsibility under the Plan, all applicable references to the Committee in the Plan shall be to the Board. The Committee shall have the authority to delegate administrative duties to officers or Directors of the Company.

   3.2 Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees and other key individuals performing services for the Company who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 17 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

   The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Plan Participants.

   3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.


Article 4. Shares Subject to the Plan and Maximum Awards

   4.1 Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.3 herein, the number of Shares hereby reserved for issuance under the Plan shall be eight hundred and seventy-five thousand (875,000); provided, however, that a minimum number of three hundred and seventy-five thousand (375,000) Shares must be granted in the form of Stock Appreciation Rights granted pursuant to Article 7 herein. In addition, the aggregate maximum number of Shares of Restricted Stock which may be granted pursuant to Article 8 shall be two hundred and fifty thousand (250,000). Shares issued pursuant to the Plan may be either authorized unissued shares, treasury shares, reacquired shares, or any combination thereof.

   Unless and until the Committee determines that an Award to a Named Executive Officer shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan:

   (a) Stock Options. The maximum aggregate number of Shares that may be granted in the form of Stock Options, pursuant to any Award granted in any one fiscal year to any one single Participant shall be two hundred and fifty thousand (250,000).

   (b) SARs. The maximum aggregate number of Shares that may be granted in the form of Stock Appreciation Rights, pursuant to any Award granted in any one fiscal year to any one single Participant shall be two hundred and fifty thousand (250,000).

   (c) Restricted Stock. The maximum aggregate grant with respect to Awards of Restricted Stock granted in any one fiscal year to any one Participant shall be one hundred thousand (100,000) Shares.

   (d) Performance Shares/Performance Units/Cash Bonus Awards/Other Incentive Awards. The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Shares, Performance Units, Other Incentive Awards, or Cash Bonus Awards granted in any one fiscal year to any one Participant shall not exceed the value of one hundred thousand (100,000) Shares.

   4.2 Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem
SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

   4.3 Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1 herein and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.


Article 5. Eligibility and Participation

   5.1 Eligibility. Persons eligible to participate in this Plan include all officers, key employees of the Company and other key individuals performing services for the Company, as determined by the Committee, including Employees and other key individuals who are members of the Board and Employees who reside in countries other than the United States of America. Notwithstanding the foregoing, no person who is a Director and is also a participant in any stock option plan of the Company exclusively for Nonemployee Directors shall be eligible to participate in the Plan.

   5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees and other key individuals performing services for the Company, those to whom Awards shall be granted and shall determine the nature and amount of each Award.


Article 6. Stock Options

   6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

   6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Option Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code
Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

   6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

   6.4 Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth anniversary date of its grant.

   6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

   6.6 Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

   The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b).

   The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

   As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

   6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

   6.8 Termination of Employment. Each Participant's Option Award
Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination of employment.

   6.9 Nontransferability of Options.

       (a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

       (b) Nonqualified Stock Options. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this
           Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.


Article 7. Stock Appreciation Rights

   7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

   The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

   The grant price of a Freestanding SAR shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

   7.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

   Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

   7.3 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

   7.4 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

   7.5 Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

   7.6 Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

       (a) The difference between the Fair Market Value of a Share on the date of exercise less the grant price; by

       (b) The number of Shares with respect to which the SAR is exercised.

   At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

   7.7 Termination of Employment. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

   7.8 Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.


Article 8. Restricted Stock

   8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

   8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

   8.3 Transferability. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

   8.4 Other Restrictions. Subject to Article 12 herein, the Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable Federal or state securities laws.

   The Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

   Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

   8.5 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

   8.6 Dividends and Other Distributions. During the Period of
Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

   8.7 Termination of Employment. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment; provided, however that, except in the cases of terminations connected with a Change in Control and terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Named Executive Officers shall occur at the time they otherwise would have, but for the employment termination.


Article 9. Performance Units and Performance Shares

   9.1 Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

   9.2 Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant.

   9.3 Earning of Performance Units/Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

   9.4 Form and Timing of Payment of Performance Units/ Shares. Payment of earned Performance Units/Shares shall be made in a single lump sum within seventy-five (75) calendar days following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

   Prior to the beginning of each Performance Period, Participants may elect to defer the receipt of Performance Unit/Share payout upon such terms as the Committee deems appropriate.

   At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants. In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

   9.5 Termination of Employment Due to Death, Disability, or Retirement.
In the event the employment of a Participant is terminated by reason of death, Disability, or Retirement during a Performance Period, the Participant shall receive a prorated payout of the Performance Units/Shares. The prorated payout shall be determined by the Committee, in its sole discretion, shall be based upon the length of time that the Participant held the Performance Units/Shares during the Performance Period, and shall further be adjusted based on the achievement of the preestablished performance goals.

   Payment of earned Performance Units/Shares shall be made at the time specified by the Committee in its sole discretion as set forth in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Covered Employees who retire during the Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

   9.6 Termination of Employment for Other Reasons. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee in its sole discretion as set forth in the Participant's Award Agreement.

   9.7 Nontransferability. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.


Article 10. Cash Bonus Awards

   10.1 Grant of Cash Bonus Awards. Subject to the terms and provisions of the Plan, Cash Bonus Awards may be granted to Participants in such amount upon such terms, and at any time and from time to time as shall be determined by the Committee. The Cash Bonus Award pool established pursuant to this Plan shall be two million four hundred thousand dollars
($2,400,000).

   10.2 Form and Timing of Payment of Cash Bonus Awards. Payment of Cash Bonus Awards shall be made in cash at such times as established by the Committee subject to the terms of the Plan.


Article 11. Other Incentive Awards

   11.1 Grant of Other Incentive Awards. Subject to the terms and provisions of the Plan, Other Incentive Awards may be granted to Participants in such amount, upon such terms, and at any time and from time to time as shall be determined by the Committee.

   11.2 Other Incentive Award Agreement. Each Other Incentive Award grant shall be evidenced by an Award Agreement that shall specify the amount of the Other Incentive Award granted, the terms and conditions applicable to such grant, the applicable Performance Period and performance goals, and such other provisions as the Committee shall determine, subject to the terms and provisions of the Plan.

   11.3 Nontransferability. Except as otherwise provided in a Participant's Award Agreement, Other Incentive Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

   11.4 Form and Timing of Payment of Other Incentive Awards. Payment of Other Incentive Awards shall be made at such times and in such form, either in cash or in Shares (or a combination thereof) as established by the Committee subject to the terms of the Plan. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. Without limiting the generality of the foregoing, annual incentive awards may be paid in the form of Other Incentive Awards (which may or may not be subject to restrictions, at the discretion of the Committee).


Article 12. Performance Measures

   Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 12, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Named Executive Officers which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among the following alternatives:

   (a) Return on Assets ("ROA");

   (b) Cash Flow Return on Investment ("CFROI");

   (c) Earnings Before Interest and Taxes ("EBIT");

   (d) Stock Price Appreciation;

   (e) Total Shareholder Return; or

   (f) Net Earnings.

   The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Named Executive Officers, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

   In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).


Article 13. Beneficiary Designation

   Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.


Article 14. Deferrals

   The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares, Cash Bonus Awards, or Other Incentive Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.


Article 15. Rights of Employees

   15.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

   For purposes of this Plan, a transfer of a Participant's employment between the Company and a Subsidiary, or between Subsidiaries, shall not be deemed to be a termination of employment. Upon such a transfer, the Committee may make such adjustments to outstanding Awards as it deems appropriate to reflect the changed reporting relationships.

   15.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.


Article 16. Change in Control

   16.1 Treatment of Outstanding Awards. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

   (a) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term.

   (b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse.

   (c) The target payout opportunities attainable under all outstanding Awards of Performance Units and Performance Shares and Other Incentive Awards, but not Cash Bonus Awards, shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out to Participants within thirty (30) days following the effective date of the Change in Control a pro rata number of shares based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the Performance Period which has elapsed prior to the Change in Control. Awards denominated in cash shall be paid pro rata to Participants in cash within thirty (30) days following the effective date of the Change in Control, with the proration determined as a function of the length of time within the Performance Period which has elapsed prior to the Change in Control, and based on an assumed achievement of all relevant targeted performance goals. Subject to the approval of the Committee, the Cash Bonus Awards may be deemed to have been fully earned in the event of a Change in Control.

   (d) Subject to Article 17 herein, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

   16.2 Termination, Amendment, and Modifications of Change-in-Control Provisions. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 16 may not be terminated, amended, or modified to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards; provided, however, that the Board, upon recommendation of the Committee, may terminate, amend, or modify this Article 16 at any time and from time to time prior to the date of a Change in Control to affect Awards not yet granted under the Plan.


Article 17. Amendment, Modification, and Termination

   17.1 Amendment, Modification, and Termination. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that unless the Board specifically provides otherwise, any revision or amendment that would cause the Plan to fail to comply with any requirement of applicable law, regulation, or rule if such amendment were not approved by shareholders, shall not be effective unless and until such approval of shareholders of the Company is obtained.

   17.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

   17.3 Compliance with Code Section 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 17, make any adjustments it deems appropriate.


Article 18. Withholding

   18.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

   18.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.


Article 19. Financial Assistance

   If the Committee determines that such action is advisable, the Company may assist any person to whom an Award has been granted in obtaining financing from the Company (or under any program of the Company approved pursuant to applicable law), or from a bank or other third party, on such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of the Plan, including, but not limited to, to permit the exercise of an Award, the participation therein, and/or the payment of any taxes in respect thereof. Such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Company, a guarantee of the obligation by the Company, or the maintenance by the Company of deposits with such bank or third party.


Article 20. Indemnification

   Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


Article 21. Successors

   All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.


Article 22. Legal Construction

   22.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

   22.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

   22.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

   22.4 Securities Law and Tax Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

   22.5 Stockholder Adoption. This Plan shall be submitted to the stockholders of the Company, for their approval and adoption in accordance with applicable law and Code Section 162(m). All Awards made hereunder prior to stockholder approval shall be granted contingent upon such approval. If this Plan is not so approved and adopted by stockholders, all Awards granted hereunder shall be null and void.

   22.6 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.